UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2009

THE PEPSI BOTTLING GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-14893	13-4038356
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Pepsi Way Somers, New York	10589
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 767-6000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In order to render moot technical legal arguments raised in a lawsuit filed by PepsiCo regarding procedures used by the Board of Directors (the “Board”) of The Pepsi Bottling Group, Inc. (the “Company”) to make certain decisions, the Board convened a special meeting on May 18, 2009 and considered and approved de novo the substance of the matters described below.  These matters are identical  (except for new dates) to matters previously disclosed in the Company’s 8-K filed May 4, 2009.

Item 1.01.    Entry into a Material Definitive Agreement;

On May 18, 2009, the Company simultaneously terminated its existing rights agreement and entered into a new Rights Agreement with Mellon Investor Services LLC, as Rights Agent.  The terms of the new Rights Agreement are identical (except for new dates) to the terms of the prior rights agreement, as described in the Company’s 8-K filed on May 4, 2009, and incorporated by reference herein.

Item 1.02.    Termination of a Material Definitive Agreement.

The information set forth under Item 1.01 above is incorporated by reference into this Item 1.02.

Item 3.03.    Material Modification to Rights of Security Holders.

The information set forth under Item 1.01 above is incorporated by reference into this Item 3.03.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 18, 2009, each of the Company’s executive officers voluntarily terminated his existing retention agreement and entered into a new retention agreement with the Company on identical terms (except for new dates).  Please refer to the information set forth in Item 5.02 of the Company’s 8-K filed May 4, 2009, which is incorporated by reference herein.

Item 5.03.    Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Board amended and restated certain provisions of the Company’s Bylaws, effective on May 18, 2009, in a manner identical to the Bylaw amendments described in Item 5.03 of the Company’s 8-K filed May 4, 2009, and such description is incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits

(d)         The following exhibit is filed as a part of this Report.

Exhibit No.	Description
3.1	Amendments to the Bylaws of The Pepsi Bottling Group, Inc., effective May 18, 2009.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE PEPSI BOTTLING GROUP, INC.

Date: May 22, 2009	By:	/s/ David Yawman
Name: David Yawman
Title: Vice President, Associate General Counsel and Assistant Secretary

Exhibit Index

Exhibit No.	Description
3.1	Amendments to the Bylaws of The Pepsi Bottling Group, Inc., effective May 18, 2009.